Exhibit 10.160

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          THIRD AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS
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      THIS THIRD  AMENDMENT TO LOAN  AGREEMENT  AND OTHER LOAN  DOCUMENTS  (this
"Amendment Agreement") dated as of October 21, 2005, is entered into by and between BLUEGREEN CORPORATION OF THE ROCKIES, a Delaware corporation, BLUEGREEN GOLF CLUBS, INC., a Delaware corporation, BLUEGREEN PROPERTIES OF VIRGINIA, INC., a Delaware corporation, BLUEGREEN SOUTHWEST ONE, L.P., a Delaware limited partnership, and CATAWBA FALLS, LLC, a North Carolina limited liability company (collectively and jointly and severally, the "Borrower") and RFC CONSTRUCTION FUNDING CORP., a Delaware corporation ("Lender") as successor in interest to and assignee of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("RFC").

                                    RECITALS

      This Amendment Agreement is entered into upon the basis of the following facts and circumstances:

      A. Borrower and RFC, whose interest has been assigned to Lender, entered into a Loan Agreement dated as of September 25, 2002 (as the same has been and may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such Loan Agreement, the "Loan Agreement"), whereby RFC made a revolving loan in the principal amount of $75,000,000.00 (the "Loan") to finance various residential acquisition and development projects which the Borrower anticipates undertaking. Capitalized terms used in this Amendment Agreement and not otherwise defined shall have the meanings given those terms in the Loan Agreement.

      B. The Loan is evidenced by, among other documents, the Loan Agreement, a Revolving Promissory Note dated September 25, 2002 in the principal amount of $50,000,000 ("Note A"), a Revolving Promissory Note dated May 10, 2005 ("Note B") (as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such promissory note, collectively the "Note") and a Guaranty Agreement dated as of September 25, 2002 ("Guaranty").

      C. The Borrower has requested that the Loan Agreement be amended to, among other things, remove the Project Concentration Limitation and modify the ABF Disbursement Amount and the Guaranty be amended to reflect changes to the Subrogation language.

                                    AGREEMENT


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      NOW  THEREFORE,  in  consideration  of  the  foregoing  Recitals  and  the covenants and conditions, representations and warranties contained herein, the parties hereto agree as follows:

Section 1 Amendment to Section 1.1 of the Loan Agreement

      The following definitions in Section 1.1 of the Loan Agreement are deleted and replaced in their entirety as follows:

"ABF Disbursement Amount" means, on any date of determination, as determined by Lender, the amount of the Loan available to be disbursed with respect to the ABF Collateral, which amount will be equal to the difference of:

            (1)   the lesser of:

                  (A) the Loan Amount;

                  (B) the total  for all  Projects  of,  for each  Project,  the lesser of 70% of the ABF Value and 70% of the Value; and

                  (C) 70% of the Approved Costs spent by the Borrower

                  minus

            (2) the ABF Outstanding Amount.

"ABF Value" means, on any date of determination by the Lender, the sum total of, for each Project, 100% of the Schedule A Value of the Lots; provided, however, that Golf Parcels will remain as part of the ABF Collateral until released in accordance with the terms of the Loan Documents.

"Value" means 100% of the value which an Appraiser assigns to a Project or any part thereof as to which a value is being determined, as set forth in an Appraisal Report and based upon the following:

            (3) the value of the Land or any part thereof which is part of a Project shall be determined based on the as-is value of the Land and the Development Work; and

            (1) the value of any Lot or Golf Parcel sold or under contract to be sold pursuant to a sales agreement shall be determined based upon the Gross Selling Price set forth in the applicable sales agreement.

Section 2 Deletion of Defined Terms to Section 1.1 of the Loan Agreement

      The following defined term is hereby deleted from Section 1.1 of the Loan Agreement for all purposes:

"Project Concentration Limitation"


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Section 3 Amendment to Section 3.3 of the Loan Agreement

      Section 3.3 (b)(2) of the Loan Agreement is deleted and replaced in its entirety as follows:

            (2) Upon receipt of a complete and satisfactory request for determination of the ABF Disbursement Amount, the Lender will determine the ABF Value, and make such adjustments thereto as the Lender determines, all in its sole discretion, based upon, (i) Lots and Finished Lots which have been removed as ABF Collateral, (ii) a materially detrimental change, in the Lender's reasonable judgment, in the operations or value of a Project which justifies, in the Lender's judgment, that the Project be disregarded for purposes of determining ABF Value, (iii) a Project that is disregarded by the Lender for purposes of determining ABF Value pursuant to Section 6.16, and (iv) such other information which the Lender deems relevant.

            Amendment to Section 3.4(3)(A-C) of the Loan Agreement

      Section 3.4(3) (A-C) of the Loan Agreement is deleted and replaced in its entirety as follows:

            (3) Following the requested disbursement of proceeds of the Loan, the ABF Outstanding Amount of the Loan shall not exceed the lesser of:

                  (A) the Loan Amount;

                  (B) the total  for all  Projects  of,  for each  Project,  the lesser of 70% of the ABF Value and 70% of the Value; and

                  (C) 70% of the Approved Costs spent by the Borrower on completed Development Work.

Section 4 Amendment to Section 5.5 of the Loan Agreement

      Section 5.5 (2) of the Loan Agreement is deleted and replaced in its entirety as follows:

            (2) Ratio of Total Liabilities to Net Worth. At all times, the ratio of debt of Bluegreen Corporation determined in accordance with GAAP consistently applied on a consolidated basis, not including non-recourse, receivable-backed debt of up to $500,000,000, and not including, but not limited to contingent liabilities, to its Net Worth, shall not exceed 2.5:1.

Section 5 Amendment to Section 3 of the Guaranty

      Section 3 of the Guaranty is deleted and replace in its entirety as follows:


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            The  Guarantor  will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by virtue of any payment made hereunder or otherwise, until all the Indebtedness shall have been paid or performed in full. The Guarantor shall not accept payment from any other party by way of contribution on account of any payment made under this Guaranty by such party to the Lender, and the Guarantor will not take any action to exercise or enforce any rights to such contribution until all the Indebtedness shall have been paid or performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all the Indebtedness shall not have been paid or performed in full, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied upon the Indebtedness, whether matured or unmatured, in such order as the Lender, in its sole and absolute discretion, shall determine. Any lien or charge on the Property, the personal property located thereon, or the revenue and income to be realized therefrom, and all rights in and to the Property and such personal property, which the Guarantor may have or obtain as security for any loans or advances shall be, and such lien or
      charge  hereby  is,   subordinated  to  the  Deed  of  Trust  and  to  the
      indebtedness of the Borrower to the Lender under the Note.

Section 6 Representations and Warranties of Borrower

      The Borrower represents, warrants and agrees that (i) there exists no Potential Default or Event of Default under the Loan Documents, (ii) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Borrower enforceable in accordance with their terms, as modified herein,
(iii) the Borrower is not in default under any of the Loan Documents, (iv) the Borrower has no offset or defense to its performance or obligations under any of the Loan Documents, (v) the representations contained in the Loan Documents remain true and accurate in all material respects, and (vi) there has been no Material Adverse Change from the date of the Loan Agreement to the date of this Amendment Agreement. Lender acknowledges that the financial restatements publicly disclosed in Guarantor's current report on Form 8-K dated December 19, 2005 will not constitute a breach of Section 4.6 of the Loan Agreement. Lender acknowledges that Borrower has disclosed to Lender the proceeding filed by the State of Tennessee as disclosed in Guarantor's September 30, 2005 Form 10-Q.

Section 7 No Defenses

      The Borrower hereby agrees and stipulates that the Borrower has no defenses, affirmative defenses, rights to offset, or counterclaims against the exercise of any of the rights or remedies of the Lender under the Loan Documents or under applicable law.

Section 8 Release of Claims Against Lender

      The Borrower hereby absolutely and unconditionally releases and forever discharges Lender and any and all of its parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns, together with all of its present and former directors, officers, agents and employees from any and all claims, demands or causes of action of


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any  kind,  nature  or  description,  whether  arising  in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such party for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Agreement, whether such claims, demands and cause of action are matured or unmatured or known or unknown.

Section 9 Effect on Loan Documents

      Except as hereby expressly modified, the Loan Documents shall otherwise be unchanged and shall remain in full force and effect, and the Borrower ratifies and reaffirms all of its obligations thereunder.

Section 10 Execution in Counterpart

      This Amendment Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.


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      IN WITNESS  WHEREOF,  Borrower  and Lender have  executed  this  Amendment
Agreement as of the date first written above by and through their duly authorized representatives.

                                        BORROWER:

                                        BLUEGREEN CORPORATION OF THE ROCKIES,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Anthony Puleo
                                            Treasurer

                                        BLUEGREEN GOLF CLUBS, INC.,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Anthony Puleo
                                            Treasurer

                                        BLUEGREEN PROPERTIES OF VIRGINIA, INC.,
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Anthony Puleo
                                            Treasurer

                                        BLUEGREEN SOUTHWEST ONE, L.P.,
                                        a Delaware limited partnership

                                        By: Bluegreen Southwest Land, Inc.
                                            a Delaware corporation

                                             By:
                                                 -------------------------------
                                                 Anthony Puleo
                                                 Treasurer


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                                   CATAWBA FALLS, LLC,

                                   a North Carolina limited liability company

                                   By: BLUEGREEN CORPORATION,
                                       a Massachusetts corporation,
                                       its sole Member/Manager

                                     By:
                                         -------------------------------
                                         Anthony Puleo
                                         Senior Vice President

                                   LENDER:

                                   RFC CONSTRUCTION FUNDING CORP.,
                                   a Delaware corporation

                                   By:
                                      ------------------------------------------

                                   Printed Name:
                                                --------------------------------

                                   Title:
                                         ---------------------------------------


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                              CONSENT OF GUARANTOR

      The undersigned Guarantor acknowledges and consents to the terms and conditions of the foregoing Amendment Agreement dated as of May 10, 2005, and agrees that the obligations to be incurred by Borrower as set forth in the Amendment Agreement constitute payment and performance obligations to be guaranteed by Guarantor pursuant to the terms of that certain Guaranty dated as of September 25, 2002, executed by Guarantor in favor of Residential Funding Corporation, a Delaware corporation whose interest has been assigned to RFC Construction Funding Corp., a Delaware corporation.

      Dated as of October 21, 2005.

                                      BLUEGREEN CORPORATION,
                                      a Massachusetts corporation


                                      By:
                                          --------------------------------------
                                          Anthony Puleo
                                          Senior Vice President and
                                          Chief Financial Officer


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